Enabling Oral Drug Delivery to Improve Patient Compliance July 2020 Corporate Presentation Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

July 2020 Corporate Presentation I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO™ (Oral Testosterone for Testosterone Replacement Therapy “TRT”) PDUFA Date August 28, 2020 TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy “ TRT” ) Phase 3 Dose Identified LPCN 1144 (Oral Testosterone for Non - Cirrhotic NASH ) LiFT Phase 2 Clinical Study - Top Line Results End of 2020 LPCN 1148 (Oral Testosterone for Cirrhosis) Next Step: POC Phase 2 Clinical Study LPCN 1107 (Oral HPC for Prevention of PTB) Phase 3 Dose Identified 3

TLANDO™ The First Oral TRT Without Titration Requirement

July 2020 Corporate Presentation I Hypogonadism Affects Up to 20M Men 1, 2 5 TLANDO Franchise has the Potential to Drive Market Expansion 1,2 1. US Census data. http:// www.infoplease.com /us/census/data/ demographic.html . 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. Undiagnosed Hypogonadism 70% Diagnosed Untreated 19% 67% 33% Treated 11% Treatment - naïve 5 Treatment - experienced Hypogonadism Under Treatment in US Close to 6M men with diagnosed hypogonadism 3 2M men being treated 4

July 2020 Corporate Presentation I Monthly TRT TRx Trend 6 TRT Market is Growing

July 2020 Corporate Presentation I Issues with Current TRT Options • Black Box Warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylaxis shock • Inconvenient application or painful injection • Most require dose titrations (up titrations) – More than 50% of patients need dosage adjustment – Typical titration takes 3 - 6 Months to reach efficacious dose – Finding appropriate dose through titration is burdensome for physicians and patients – Requires additional clinic/pharmacy visits • Poor persistence with products requiring titration – 50 - 80% drop off in 3 - 6 months – Insufficient T levels at the start of therapy is one of the top reasons patients stop using TRT Potential Barrier To Newly Diagnosed and Existing Patients 7

July 2020 Corporate Presentation I Persistence Issue with TRTs High Discontinuation Rates with Products Requiring Titration 8 8 *Donatucci C, et al. J Sex Med. 2014 Source: Adheris Health 2017 Cohort Period: February 2016 – January 2017 Analysis Period: 12 Months 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 30 60 90 120 150 180 210 240 270 300 330 360 % Patients Remaining on Topical Therapy Days to Discontinuation New Patients Experienced Patients Y - axis represents percentage of patients in the discontinued group who were receiving treatment with topical TRT or short - lasting TRT injections during the follow - up period. P < 0.0001. Androgel 1.62%

July 2020 Corporate Presentation I 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Titration Requirements of Current TRTs Majority of Patients Need Dose Adjustment CONFIDENTIAL Number of Current TRT Dose Adjustments by Form* 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% Gel (n=200) Injectable (n=137) * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 9 0 X 25% 1 X 33% 2 X 41% JATENZO** • 74% of patients required dose adjustments • 97% of dose adjusted patients required up titration ** Jatenzo CLAR - 15012 clinical s tudy r esults

July 2020 Corporate Presentation I Physician Research Data* 10 10 Average titration time to steady state dose N = 402 physicians; 150 primary care, 102 urology, 150 endocrinology 11% 16% 8% 41% 45% 33% 28% 43% 9% 10%36% 6% Primary Care 3% 1% 100% Endo - 2% 2% 1% 2% Urology 3% 1% % physicians 3 - 4 months 5 - 6 months 9 - 10 months 7 - 8 months 1 - 2 months 11+ months 1.18: How long, typically, does it take to titrate a patient to their steady state dose? *QuintilesIMS - Lipocine, Physician Quantitative Survey, Nov 2017 Typical Titration for TRT Takes 3 - 6 Months to Reach Efficacious Dose for Majority of Patients

July 2020 Corporate Presentation I f TLANDO ™ Attributes TRT without Titration Requirement Convenient Oral Route • Patient and physician preferred Easy to Prescribe and Use • Enables selection of an effective dose at the start of therapy • Potential for higher persistence/adherence • No burden of additional dose adjustment visits • Not prone to titration decision errors Differentiated Hypertension (“HTN”) and Hematocrit Profile • ~ 1% new anti - HTN starts or increase in anti - HTN dose • Low incidence of hematocrit increase (erythrocytosis) Consistent Inter - Day Restoration of T Levels Demonstrated Paradigm Shifting Liver Benefits 11 Physician Research: Physicians View No Titration Product as Positive ▪ Cited “easy/less titration” as an important advantage of TLANDO™ ▪ Finding the adequate TRT dose through titration is burdensome for physicians and patients

July 2020 Corporate Presentation I TLANDO Regulatory Update Near Term PDUFA Date CRL received November 9, 2019 One deficiency: Did not meet the three secondary endpoints for maximal testosterone concentrations ( Cmax ) Post Action Meeting January 16, 2020 NDA Filed February 28, 2020 PDUFA Date August 28, 2020 The FDA indicated approach to addressing the deficiency through reanalysis in accordance with FDA feedback appears to be a reasonable path forward The NDA incorporates the reanalysis of existing data to address the deficiency discussed in the Post Action Meeting with the FDA 12

TLANDO XR (Testosterone Tridecanoate ) Once Daily Oral TRT

July 2020 Corporate Presentation I Phase 2b Study: Result Summary • Once daily dose for 14 days in an open label, multiple dose PK study in hypogonadal men (n=36 subjects) x Phase 3 dose identified x No Drug related SAEs x Drug Related AEs are Mild to Moderate • Next step: Pivotal study protocol submission to FDA 14 Met Primary and Secondary Endpoints

LPCN 1144 for Non - Cirrhotic NASH

July 2020 Corporate Presentation I LPCN 1144: Rationale to Target Non - Cirrhotic NASH 16 Currently No Approved Treatment 1. Estes et al., Hepatol 2018. 2. Williams et al., Gastroenterology 2011. *2015 data ~6.9 M Male NASH F2 - F3 in 2030 1,2 17 M NASH Patients 1 11 M NASH Male Patients 1,2 3.5 M Male NASH with F2 - F3 1,2 Multi - billion $ Opportunity*

July 2020 Corporate Presentation I Association Between Testosterone and Liver Disease 17 Clinical Evidence 1. Sarkar et al., Gastroenterology 156(6):S - 1258 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol Hepatol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J. of Gastro and Hepatology, 2015 “Low T reported in up to 90% of cirrhosis patients 3 and is a predictor of mortality.” 4 Free T (ng/dL) Free T (ng/dL) Fibrosis Cirrhosis NASH • ~75% of biopsy - confirmed NASH male patients have testosterone < 372 ng/dL 1 • Levels of free T decreased significantly with the increased incidence of fibrosis 2

July 2020 Corporate Presentation I LPCN 1144: Oral Testosterone Therapy Differentiated NASH Treatment Candidate Targets Unmet Need NASH resolution and/or fibrosis improvement Acceptable tolerability for chronic use Improvement of sarcopenia Improvement of sexual dysfunction Improvement of mental health Potential Mode of Action Clinical Experience Meaningfully reduced liver fat in POC study Well tolerated in 700+ subjects with up to 52 - week exposure Improved sexual and mood dysfunction 18 NASH Fibrosis Removal of Pro - fibrotic inputs 4 Oxidative Stress Anti - steatosis Anti - inflammatory 1 Anti - oxidant 2 Regeneration Booster 3 Inflammation Steatosis LPCN 1144

July 2020 Corporate Presentation I LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution LFS was an open - label, multi - center single - arm 16 - week study (N=36) with 225 mg BID LPCN 1144 in hypogonadal males LF ≥ 10% N = 8 LF ≥ 8% N = 10 LF ≥ 5% N = 21 Evaluated N = 34 20.5 ± 7.0 18.3 ± 7.7 21.1 ± 8.0 Mean LF % BL 19 Screening Interim Results - 4 Wk 0 Wk 8 Wk 16 Wk MRI - PDFF BL MRI - PDFF ∆ Interim MRI - PDFF ∆ End of Study LF = liver fat BL = baseline

July 2020 Corporate Presentation I LPCN 1144: Liver Fat Reduction Meaningful Relative Liver Fat % Change and Responder Rate - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % (n=10) (n=8) 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Mean Relative Liver Fat % Change Responders with 30% change for Liver Fat (n=10) (n=8) 20 LF = liver fat BL = baseline

July 2020 Corporate Presentation I - 11.1 - 4.2 - 4.5 - 6.5 -16.0 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 2.0 Mean Change from Baseline LPCN 1144: Reduction of Liver Injury Markers In Patients with Elevated ALT at Baseline Liver enzymes mean change from baseline to end of study (1 - Yr), NCT02081300 x2 x5 Subjects (n=42), Baseline ALT > 40 U/L* 21 Baseline (U/L) ALT 53.6 AST 32.0 ALP 74.0 GGT 53.6 Alanine amino transferase (ALT), Aspartate amino transferase (AST), Alkaline phosphatase (ALP), Gamma - glutamyl transpeptidase (GGT) * Sanyal et al, Hepatol , 2015

LPCN 1144: *LiFT* Study* Ongoing

Liver Fat Intervention with Oral Testosterone Study

Phase 2 paired-biopsy clinical study in NASH subjects (NCT04134091)

Study Design

- Three-arm (1:1:1 randomization, two treatments and placebo), multi-center, double-blind
- 225mg twice daily (450mg Daily)
- 20-25 biopsy confirmed NASH male subjects per arm with NAS ≥ 4, F1-F3
- Treatment duration of 36 weeks

Primary Endpoint

- Change in hepatic fat fraction via MRI-PDFF measure

Secondary Endpoints

- Change in NASH activity and fibrosis via liver biopsy scoring
- Change in liver enzymes, anthropometric measure, lipids, insulin resistance, inflammatory/fibrosis markers, and labs
- Change in quality-of-life degree (SF-36 and PDQ), weight, BMI, waist circumference, waist to hip ratio, and PAQ activity


SCREENING
MRI-PDFF Biopsy
TREATMENT: 36 WEEKS
12 Weeks
Dose Start
Topline MRI-PDFF Results By End of 2020
Topline Biopsy Results by End of 2Q 2021

LIPOCINE ENHANCING HEALTH

* Website: www.lift-study.com

July 2020 Corporate Presentation | 22

LPCN 1148 for Liver Cirrhosis

July 2020 Corporate Presentation I Common Causes 3 Alcoholic liver disease Nonalcoholic Fatty Liver Disease (NAFLD) Chronic hepatitis B Chronic hepatitis C Cryptogenic LPCN 1148: Oral T for Cirrhosis 24 1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol . 2016; 3.. Paternostro et al, Hepatol Res 2019 MELD Score: Model For End - Stage Liver Disease Score; Child - Pugh Score for Cirrhosis Mortality Liver Cirrhosis in US Liver with Cirrhosis Healthy Live Over 600K patients with liver cirrhosis 1 45K deaths in 2017 2 Background: Prevalence and Common Causes

Reduced Testosterone* – Cirrhosis Association

Progressive Drop in T Level with Increasing Disease Severity[1]

- Increased risk of major infections, death and/or transplantation rates[1]
- Worsening of sarcopenia[3]
- Increased risk of for hepatic decompensation[3]
- Severity of portal hypertension and ascites[3]

1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol. 2016; 3. Paternostro et al, Hepatol Res 2019

MELD Score: Model For End-Stage Liver Disease Score; Child-Pugh Score for Cirrhosis Mortality. *Most cirrhotic male patients have low T2

LIPOCINE ENHANCING HEALTH
July 2020 Corporate Presentation | 25

July 2020 Corporate Presentation I Upcoming Milestones Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date August 28, 2020 LPCN 1144 LiFT Primary Endpoint Results By End of 2020 LiFT Biopsy Results By End of 2Q 2021 IP Infringement Litigation Oral Jury Hearing February 2021 26

July 2020 Corporate Presentation I Key Financial Metrics 27 Stock Price, Market Cap, Cash Balance * $5M restricted and becomes unrestricted upon TLANDO approval Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (7/16/20) $1.33/share Cash Balance (3/31/20) $20.6 million* Bank Debt (3/31/20) $6.4 million

July 2020 Corporate Presentation I Lipocine Investment Highlights Near Term TLANDO PDUFA with a Promising Pipeline Potential to be a TRT Market Leader TLANDO™: Differentiated product profile with potential for market expansion TLANDO XR: Unique long acting oral with potential to maintain leadership • ~$2B+ opportunity in an established and growing market with favorable market dynamics Oral Testosterone Targeted for Non - Cirrhotic NASH/Cirrhosis LPCN 1144: A differentiated modality with potential for mono/combo non - cirrhotic NASH therapy LPCN 1148: Targeting cirrhosis Orphan Designated Oral Candidate for the Prevention of Preterm Birth 28